Non-current bank credit lines and loan facilities	9 Months Ended
Sep. 30, 2021
Debt Disclosure [Abstract]
Non-current bank credit lines and loan facilities	Non-current bank credit lines and loan facilities
The Company had the following debt outstanding as of September 30, 2021 and December 31, 2020:

		Principal amount
	Interest rate as of	September 30,	December 31,
(in thousands)	September 30, 2021	2021	2020	Maturity Date
Senior Secured Credit Facility
Term loan	3.00%	$5,501,213	$—	July 2028
Senior Secured Notes	2.875%	500,000	—	July 2026
2020 Senior Notes:
Series A notes		—	275,000
Series B notes		—	75,000
Total debt		6,001,213	350,000
Less current portion of long-term debt		(55,150)	—
Total long-term debt		5,946,063	350,000
Less debt issuance costs and debt discount		(73,343)	(1,523)
Total long-term debt, net		$5,872,720	$348,477

The Company paid a $27.6 million debt discount in connection with the Senior Secured Credit Facility and Senior Secured Notes.

As of September 30, 2021, the contractual maturities of the Company's debt obligations were as follows:

Current maturities of long-term debt:	(in thousands)
2021 (remaining)	$13,788
2022	55,150
2023	55,150
2024	55,150
2025 and thereafter	5,821,975
Total	$6,001,213
The Company's primary financing arrangements are its senior secured credit facilities (the "Senior Secured Credit Facilities"), which consists of a senior secured term loan and a revolving credit facility, and the senior secured notes (the "Senior Secured Notes").

Senior Secured Credit Facilities

In conjunction with the completion of the Merger agreement, on July 1, 2021, ICON entered into a credit agreement providing for a senior secured term loan facility of $5,515 million and a senior secured revolving loan facility in an initial aggregate principal amount of $300 million. The proceeds of the senior secured term loan facility were used to repay in full (i) PRA’s existing credit facilities and (ii) the Company's private placement notes outstanding and fund, in part, the transaction. The senior secured term loan facility will mature in July 2028 and the revolving loan facility will mature in July 2026.

Borrowings under the senior secured term loan facility amortize in equal quarterly installments in an amount equal to 1.00% per annum of the principal amount, with the remaining balance due at final maturity. The interest rate margin applicable to borrowings under the senior secured term loan facility will be, at the option of the applicable borrower (as defined in the credit agreement), either (i) the base rate (as described in the credit agreement) plus an applicable margin of 1.50% or (ii) LIBOR plus an applicable margin of 2.50%, in each case, with a step down of 0.25% if the first lien net leverage ratio is equal to or less than 4.00 to 1.00. The senior secured term loan facility is subject to a LIBOR floor of 0.50%.

The interest rate margin applicable to borrowings under the revolving loan facility will be, at the option of the borrower, either (i) the applicable base rate plus an applicable margin of 1.00%, 0.60% or 0.25% based on ICON’s current corporate family rating assigned by S&P of BB- (or lower), BB or BB+ (or higher), respectively, or (ii) LIBOR (or an alternative reference rate) plus an applicable margin of 2.00%, 1.60% or 1.25% based on ICON’s current corporate family rating assigned by S&P of BB- (or lower), BB or BB+ (or higher), respectively. In addition, lenders of under the revolving loan facility are entitled to commitment fees as a percentage of the applicable margin at the time of drawing and utilization fees dependent on the proportion of the facility drawn. At September 30, 2021, no amounts have been drawn under the revolving loan facility.

The Borrowers’ (as defined in the credit agreement) obligations under the Senior Secured Credit Facilities are guaranteed by ICON and the subsidiary guarantors. The Senior Secured Credit Facilities are secured by a lien on substantially all of ICON’s, the Borrowers’ and each of the subsidiary guarantor’s assets (subject to certain exceptions), and the Senior Secured Credit Facilities will have a first-priority lien on such assets, which will rank pari passu with the lien securing the Senior Secured Notes (see below), subject to other permitted liens.

On September 27, 2021, the Company repaid $13.8 million of the senior secured term loan facility and made a quarterly interest payment of $40.4 million.

Senior Secured Notes

In addition to the Senior Secured Credit Facilities, on July 1, 2021, a subsidiary of the Company issued $500 million in aggregate principal amount of 2.875% senior secured notes due 2026 in a private offering (the “Offering”). The Senior Secured Notes will mature on July 15, 2026. The proceeds from the Offering and borrowings made under the Senior Secured Credit Facilities, together with cash on hand, were used to (i) fund the cash consideration payable by ICON for the Merger, (ii) repay existing indebtedness of ICON and PRA and (iii) pay fees and expenses related to the Merger, the Offering and the Senior Secured Credit Facilities. The Senior Secured Notes are guaranteed on a senior secured basis by ICON and its direct and indirect subsidiaries that guarantee the Senior Secured Credit Facilities.

2020 Senior Notes

On December 8, 2020, the Company issued new senior notes, (the "2020 Senior Notes") for aggregate gross proceeds of $350.0 million in the private placement market. The 2020 Senior Notes were issued in two tranches; Series A Notes of $275.0 million at a fixed interest rate of 2.32% and Series B Notes of $75.0 million at a fixed interest rate of 2.43%. The effective interest rate was adjusted by the impact of an interest rate cash flow hedge which was entered into in advance of the rate fixing date. This cash flow hedge was deemed to be fully effective in accordance with ASC 815 'Derivatives and Hedging'. The realized loss related to this derivative was recorded within other comprehensive income and amortized over the life of the 2020 Senior Notes. The effective rate on the 2020 Senior Notes was fixed at 2.41%.
In connection with the Merger, the Company was required to repay the 2020 Senior Notes prior to entering into the Senior Secured Credit Facilities and the Senior Secured Notes. In June 2021, ICON committed to entering into the Senior Secured Credit Facilities and the Senior Secured Notes and therefore committed to replacing the 2020 Senior Notes. The 2020 Senior Notes have been repaid and long term financing consisting of the Senior Secured Credit Facilities and the Senior Secured Notes have been drawn. The 2020 Senior Notes were repaid on July 1, 2021 inclusive of early repayment charges. The total repayment on July 1, 2021 was $364.0 million.

Fair Value of Debt
The estimated fair value of the Company’s debt was $6,035.1 million at September 30, 2021. The fair values of the Senior Secured Credit Facilities and Senior Secured Notes were determined based on Level 2 inputs, which are primarily based on rates at which the debt is traded among financial institutions adjusted for the Company's credit standing.